Value Line Aggressive Income Trust

(VAGIX)

SUMMARY PROSPECTUS
JUNE 1, 2010

Before you invest, you may want to review the Fund Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated June 1, 2010, are incorporated by reference into this Summary Prospectus.

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F U N D S U M M A R Y

What are the Fund’s Investment objectives?

The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

What are the Fund’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases as a percentage of offering price	None
Maximum Deferred Sales Charges (Load) as a percentage of original purchase price or redemption price, whichever is lower	None
Maximum Sales Charges (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed or exchanged when held for less than 120 days)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)
Management Fees*	0.75%
Distribution and Service (12b-1) fees*	0.25%
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.56%
Less Management Fee and 12b-1 Fee Waiver*	–0.30%
Net Expenses*	1.26%

*
Effective June 1, 2010 through May 31, 2011, EULAV Asset Management, LLC (the “Adviser”) and EULAV Securities, Inc. (the “Distributor”) have contractually agreed to waive the portion of the management fee equal to 0.32% of the Fund’s average daily net assets and the portion of the 12b-1 fee equal to 0.10% of the Fund’s average daily net assets, respectively. The waivers cannot be terminated without the approval of the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund’s total operating expenses remain the same except in year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Value Line Aggressive Income Trust	$128	$463	$822	$1,831

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

To achieve the Fund’s investment objectives, under normal conditions, at least 80% of the Fund’s net assets are invested in higher-yielding, lower rated fixed-income corporate securities (also known as “junk bonds”). These securities are issued by companies that are rated B+ or lower for relative financial strength in either the Standard or Small and Mid-Cap Editions of The Value Line Investment Survey or rated BB+ or below by Standard & Poor’s Rating Service or Ba1 or below by Moody’s Investor Service or are determined by the Adviser to be of comparable credit quality. In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

What are the Fund’s principal risks?

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.

Higher-yielding, lower rated securities (junk bonds) have speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and lack of liquidity and risk of loss of income and principal, than is the case with lower yielding, higher rated securities.

The Fund may have a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund’s performance. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is not recommended for investors whose principal objectives are assured income or capital preservation. For a more complete discussion of risk, please turn to page 10.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Barclay’s Capital U.S. Corporate High - Yield Bond Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year

Best Quarter:	Q2 2009 +11.97%
Worst Quarter:	Q4 2008 –16.73%

The Fund’s year-to-date return for the three months ended March 31, 2010, was 2.63%.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Value Line Aggressive Income Trust
Return before taxes	40.33%	4.81%	3.41%
Return after taxes on distributions	37.10%	2.42%	0.56%
Return after taxes on distributions and sale of Fund shares	25.96%	2.67%	1.07%
Barclay’s Capital U.S. Corporate High-Yield Bond Index (Reflects no deduction for fees, expenses or taxes)	58.21%	6.46%	6.71%

“Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Who manages the Fund?

The Fund’s investment adviser is EULAV Asset Management, LLC.

Bradley Brooks is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Brooks has been a portfolio manager with the Adviser or Value Line since 2000 and has been a portfolio manager of the Fund since 2000.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.